Blackstone’s Fourth Quarter and Full Year 2015 Earnings January 28, 2016 Confidential Exhibit 99.2

Blackstone’s Fourth Quarter and Full Year 2015 Highlights Economic Net Income (“ENI”) was $436 million ($0.37/unit) in the fourth quarter, on $877 million of Total Segment Revenues. ENI was $2.2 billion ($1.82/unit) for the year on $4.6 billion of Total Segment Revenues. Distributable Earnings (“DE”) was $878 million ($0.72/unit) in the fourth quarter, on $708 million of Realized Performance Fees. DE was a record $3.8 billion ($3.23/unit) for the year, up 25% from $3.1 billion in the prior year, on $3.4 billion of Realized Performance Fees, up 25% year-over-year. Fee Related Earnings (“FRE”) was $311 million in the fourth quarter, down 19% from $385 million in the prior year, reflecting in part the spin-off of Blackstone’s Advisory businesses. FRE was $936 million for the year, down 7% from $1.0 billion in the prior year. GAAP Net Income was $201 million ($0.23/unit diluted) for the quarter and $710 million ($1.04/unit diluted) for the year, net of certain non-cash IPO and transaction related expenses and net income attributable to non-controlling interests, primarily inside ownership. Total Assets Under Management (“AUM”) reached a record $336.4 billion through a combination of strong fundraising and organic expansion. Gross inflows were $15.5 billion in the fourth quarter, bringing full year inflows to $93.6 billion. Total AUM increased 16% year-over-year, despite returning $55.4 billion of capital to investors as asset growth and above-market appreciation outpaced increased realizations. Significant capital deployment of $15.7 billion in the fourth quarter and $32.4 billion in the year was achieved by leveraging Blackstone’s diverse platform to find opportunities globally. Blackstone declared a fourth quarter distribution of $0.61 per common unit payable on February 16, 2016; full year distributions were a record $2.73 per common unit, up 29% from last year. Blackstone

Blackstone’s Fourth Quarter and Full Year 2015 Segment Earnings n/m = not meaningful. See page 12 for the GAAP Statement of Operations. % Change % Change (Dollars in Thousands, Except per Unit Data) 4Q'14 4Q'15 vs. 4Q'14 FY'14 FY'15 vs. FY'14 Fee Revenues 687,548 $ 659,931 $ (4)% 2,577,445 $ 2,573,405 $ (0)% Performance Fees 1,323,338 194,026 (85)% 4,391,877 1,798,077 (59)% Investment Income (Loss) 98,424 (11,435) n/m 471,628 52,849 (89)% Interest Income and Dividend Revenue 28,303 34,665 22% 96,344 131,601 37% Total Revenues 2,137,613 877,187 (59)% 7,537,294 4,555,932 (40)% Total Expenses 607,231 471,345 (22)% 2,992,796 2,378,136 (21)% Taxes 83,649 (29,849) n/m 199,512 27,527 (86)% Economic Net Income ( “ ENI ” ) 1,446,733 $ 435,691 $ (70)% 4,344,986 $ 2,150,269 $ (51)% ENI per Unit 1.25 $ 0.37 $ (70)% 3.76 $ 1.82 $ (52)% GAAP Net Income 551,451 $ 200,870 $ (64)% 1,584,589 $ 709,789 $ (55)% Fee Related Earnings (“FRE”) 384,720 $ 310,879 $ (19)% 1,003,007 $ 935,611 $ (7)% Distributable Earnings (“DE”) 1,134,054 $ 878,027 $ (23)% 3,063,958 $ 3,843,688 $ 25% DE per Common Unit 0.92 $ 0.72 $ (22)% 2.51 $ 3.23 $ 29% Total AUM 290,381,069 $ 336,384,575 $ 16% 290,381,069 $ 336,384,575 $ 16% Fee-Earning AUM 216,691,799 $ 246,146,372 $ 14% 216,691,799 $ 246,146,372 $ 14% Blackstone

Record Distributable Earnings, Realized Performance Fees, and AUM Total Segment Revenues and ENI (Dollars in Billions) Distributable Earnings and FRE (Dollars in Billions) Total and Fee-Earning AUM (Dollars in Billions) Net Realized Performance Fees (Dollars in Billions) Distributable Earnings Fee Related Earnings Total Revenues Economic Net Income $1.9 $1.1 $0.8 $0.8 $0.5 $3.1 $3.8 Total AUM Fee-Earning AUM Blackstone

Private Equity

- Private Equity had a strong year with $13.5 billion in realizations, $11.4 billion capital deployed and $29.6 billion capital raised.
- Private Equity carrying value increased 2.8% in the quarter driven by public portfolio appreciation.
  - Overall appreciation of 9.5% for the year was significantly above declining broader market indices with the S&P down 0.7% for the same period.
- Realizations through public and strategic sales remained strong with $3.4 billion realized in the fourth quarter.
- Deployed $5.3 billion and committed an additional $1.2 billion of capital during the quarter across several new investments, along with continued investment in the existing portfolio.
- Raised $5.2 billion in the quarter across the segment, including the final close for the seventh flagship private equity fund with total third party commitments reaching $17.5 billion.

(Dollars in Thousands)	4Q'14	4Q'15	% Change vs. 4Q'14	FY'14	FY'15	% Change vs. FY'14
Fee Revenues	$ 120,009	$ 157,183	31%	$ 560,885	$ 518,553	(8)%
Performance Fees	754,388	161,061	(79)%	1,977,230	757,032	(62)%
Investment Income	27,162	32,823	21%	178,805	73,311	(59)%
Interest Income and Dividend Revenue	6,742	9,812	46%	21,993	33,218	51%
Total Revenues	**908,301**	**360,879**	**(60)%**	**2,738,913**	**1,382,114**	**(50)%**
Compensation	52,098	70,651	36%	280,499	280,248	(0)%
Performance Fee Compensation	114,924	73,365	(36)%	476,839	246,750	(48)%
Other Operating Expenses	36,752	53,900	47%	143,562	199,158	39%
Total Expenses	**203,774**	**197,916**	**(3)%**	**900,900**	**726,156**	**(19)%**
Economic Income	**$ 704,527**	**$ 162,963**	**(77)%**	**$ 1,838,013**	**$ 655,958**	**(64)%**
Total AUM	$ 73,073,252	$ 94,280,074	29%	$ 73,073,252	$ 94,280,074	29%
Fee-Earning AUM	$ 43,890,167	$ 51,451,196	17%	$ 43,890,167	$ 51,451,196	17%

9.5%
FY'15 increase in fund carrying value

$1.5 billion
FY'15 Realized Performance Fees

$94.3 billion
Total AUM up 29% YoY

See page 15 for information regarding historical segment results.

Blackstone 4

Real Estate

- Unique scale and reach of global platform resulted in $20.8 billion of realizations, $21.5 billion capital invested or committed and $26.5 billion capital raised, all reaching record levels in 2015.
- Investment pace accelerated to $7.8 billion in the quarter, capitalizing on public market dislocation with four public-to-private transactions closed or committed in 2015.
- Opportunistic funds' carrying value was up 1.6% during the quarter as operating fundamentals offset declines in public investment values; core+ funds' carrying value was up 4.5% in the quarter.
  - Appreciation in opportunistic and core+ funds were up 9.7% and 19.1% for the year, respectively.
- Sustained high level of realizations with $4.0 billion in the quarter despite public market dislocation. Over the past two years, Real Estate has returned over $40 billion of capital to its investors.
- Total AUM up 16% year-over-year to $93.9 billion and Fee-Earning AUM was up 28% year-over-year to $67.3 billion as capital raised across the platform more than offset record realization activity.
  - Fundraising in the quarter included $1.3 billion for initial closing of third mezzanine debt fund and $2.4 billion for core+ funds. Total AUM for the core+ strategy reached $11.0 billion two years after launching the business.

(Dollars in Thousands)	4Q'14	4Q'15	% Change vs. 4Q'14	FY'14	FY'15	% Change vs. FY'14
Fee Revenues	$ 175,676	$ 248,252	41%	$ 688,532	$ 750,890	9%
Performance Fees	603,109	127,734	(79)%	2,017,786	992,146	(51)%
Investment Income (Loss)	77,537	(27,341)	n/m	250,165	3,693	(99)%
Interest Income and Dividend Revenue	8,943	12,677	42%	30,197	43,990	46%
Total Revenues	**865,265**	**361,322**	**(58)%**	**2,986,680**	**1,790,719**	**(40)%**
Compensation	69,916	94,808	36%	326,317	358,381	10%
Performance Fee Compensation	177,691	50,751	(71)%	633,399	305,185	(52)%
Other Operating Expenses	40,296	53,636	33%	146,083	179,175	23%
Total Expenses	**287,903**	**199,195**	**(31)%**	**1,105,799**	**842,741**	**(24)%**
Economic Income	**$ 577,362**	**$ 162,127**	**(72)%**	**$ 1,880,881**	**$ 947,978**	**(50)%**
Total AUM	$ 80,863,187	$ 93,917,824	16%	$ 80,863,187	$ 93,917,824	16%
Fee-Earning AUM	$ 52,563,068	$ 67,345,357	28%	$ 52,563,068	$ 67,345,357	28%

9.7%

FY'15 increase in fund carrying value

$1.7 billion

FY'15 Realized Performance Fees

$93.9 billion

Total AUM up 16% YoY

Blackstone 5

Hedge Fund Solutions

- The composite gross return was up 2.9% for the year, outperforming the relevant hedge fund indices as well as global markets and generally with less volatility, thereby demonstrating BAAM's ability to provide downside protection in a difficult environment.
  - The composite gross return was up 0.4% for the quarter.
- Fee-Earning gross inflows of $2.0 billion during the quarter and $9.7 billion for the year were driven by investments in customized and commingled strategies and individual investor solutions.
  - Net inflows of $416 million during the quarter and $3.7 billion for the year reflect continued investor confidence in BAAM's ability to identify strategic opportunities while managing risk.
  - January 1 subscriptions of $827 million are not yet included in Fee-Earning AUM.
- Total AUM up 9% year-over-year to $69.1 billion driven by customized strategies growth and continued platform diversification.
  - Total AUM for BAAM's individual investor solutions platform reached $7.0 billion, up from $3.2 billion as of the fourth quarter of 2014.

(Dollars in Thousands)	4Q'14	4Q'15	% Change vs. 4Q'14	FY'14	FY'15	% Change vs. FY'14
Fee Revenues	$ 125,561	$ 132,994	6%	$ 480,391	$ 525,074	9%
Performance Fees	11,035	(4,271)	n/m	139,650	62,134	(56)%
Investment Income (Loss)	455	(1,680)	n/m	26,682	(14,176)	n/m
Interest Income and Dividend Revenue	3,389	5,219	54%	11,114	17,274	55%
Total Revenues	**140,440**	**132,262**	**(6)%**	**657,837**	**590,306**	**(10)%**
Compensation	5,806	33,131	471%	131,658	179,484	36%
Performance Fee Compensation	(3,114)	(119)	(96)%	42,178	25,066	(41)%
Other Operating Expenses	21,068	24,220	15%	86,129	90,072	5%
Total Expenses	**23,760**	**57,232**	**141%**	**259,965**	**294,622**	**13%**
Economic Income	**$ 116,680**	**$ 75,030**	**(36)%**	**$ 397,872**	**$ 295,684**	**(26)%**
Total AUM	$ 63,585,670	$ 69,105,425	9%	$ 63,585,670	$ 69,105,425	9%
Fee-Earning AUM	$ 61,417,558	$ 65,665,439	7%	$ 61,417,558	$ 65,665,439	7%

2.9%
FY'15 Composite Gross Return

$35.8 billion
Incentive Fee Eligible AUM at 4Q'15

$2.0 billion
4Q'15 Fee-Earning Gross Inflows

The composite gross return is based on the BAAM Principal Solutions ("BPS") Composite, which does not include BAAM's individual investor solutions (liquid alternatives), long-only equity, long-biased commodities, ventures (seeding and minority interests), strategic opportunities (co-investments), Senfina (direct trading) and advisory (non-discretionary) platforms, except for investments by BPS funds directly into those platforms. BAAM-managed funds in liquidation are also excluded. On a net of fees basis, the BPS Composite was 0.2% for 4Q'15 and 2.1% for FY'15.

Blackstone 6

Credit

- Performance in all three alternative credit strategies was negatively impacted in the quarter by energy commodity pricing, turbulence in the credit market, and technical pressure caused by year-end selling.
  - Gross composite returns for the quarter were down 7.7%, 11.2%, and 5.7% for Mezzanine, Rescue Lending, and Hedge Fund Strategies, respectively.
- Attractive investment opportunities, primarily in the energy sector and the European direct lending space, led to a record $2.6 billion of capital deployed during the quarter.
- Fee Revenues up 3% and 8% for the quarter and year, respectively, compared to prior year periods driven by Fee-Earning AUM growth.
  - Fee-Earning AUM growth of 5% year-over-year driven by record capital deployment in drawdown funds of $4.1 billion, growth across the BDC platform, and new product launches including 8 CLOs raised (5 U.S. and 3 European).
- Continued realization activity across drawdown funds of $643 million and $2.6 billion in the quarter and year, respectively.

(Dollars in Thousands)	4Q'14	4Q'15	% Change vs. 4Q'14	FY'14	FY'15	% Change vs. FY'14
Fee Revenues	$ 117,416	$ 121,502	3%	$ 447,888	$ 482,459	8%
Performance Fees	(45,194)	(90,498)	100%	257,211	(13,235)	n/m
Investment Income (Loss)	(6,417)	(15,237)	137%	14,409	(9,072)	n/m
Interest Income and Dividend Revenue	6,319	6,957	10%	23,040	24,599	7%
Total Revenues	**72,124**	**22,724**	**(68)%**	**742,548**	**484,751**	**(35)%**
Compensation	31,261	41,864	34%	188,200	190,189	1%
Performance Fee Compensation	(19,252)	(48,215)	150%	133,087	(12,441)	n/m
Other Operating Expenses	14,666	23,353	59%	90,524	93,626	3%
Total Expenses	**26,675**	**17,002**	**(36)%**	**411,811**	**271,374**	**(34)%**
Economic Income	**$ 45,449**	**$ 5,722**	**(87)%**	**$ 330,737**	**$ 213,377**	**(35)%**
Total AUM	$ 72,858,960	$ 79,081,252	9%	$ 72,858,960	$ 79,081,252	9%
Fee-Earning AUM	$ 58,821,006	$ 61,684,380	5%	$ 58,821,006	$ 61,684,380	5%

FY'15 Composite Gross Returns

Mezzanine Strategies	(1.4)%
Rescue Lending Strategies	(10.7)%
Hedge Fund Strategies	(4.4)%

$4.1 billion

FY'15 Total Capital Deployed

$79.1 billion

Total AUM up 9% YoY

For Mezzanine and Rescue Lending Strategies, Investment Performance represents the combined cash flows of the fee-earning funds exceeding $100 million of fair value at each respective quarter end. For Hedge Fund Strategies, Investment Performance represents the weighted-average composite of the fee-earning funds exceeding $100 million of fair value at each respective quarter end. Investment Performance excludes the Blackstone Funds that were contributed to GSO as part of Blackstone's acquisition of GSO in March 2008. Mezzanine Strategies' net returns were (6.4)% for 4Q'15 and (2.2)% for FY'15, Rescue Lending Strategies' net returns were (8.5)% for 4Q'15 and (8.8)% for FY'15 and Hedge Fund Strategies' net returns were (5.9)% for 4Q'15 and (5.8)% for FY'15. "BDC" = business development companies. Total AUM Composition as of 12/31/15 was: 13.3% Hedge Fund Strategies, 9.1% Rescue Lending, 39.2% Performing Credit, 23.9% CLOs and 14.5% Customized Credit Solutions.

Blackstone 7

Total AUM by Segment (Dollars in Billions) $290.4 $336.4 $265.8 Fee-Earning AUM by Segment (Dollars in Billions) $216.7 $246.1 $198.0 Private Equity Real Estate Hedge Fund Solutions Credit Record Fee-Earning AUM of $246.1 billion was up 14% year-over-year as $68.6 billion of gross inflows significantly outpaced $37.2 billion of realizations and outflows. Total AUM increased 16% year-over-year to $336.4 billion driven by $93.6 billion from gross inflows and $7.8 billion from fund appreciation. Each segment had significant growth despite $55.4 billion of capital returned to investors during the year. Assets Under Management

Additional Capital Detail

- Undrawn capital ("Total Dry Powder") was $79.7 billion, up 73% year-over-year, driven by recent fundraises for the latest global private equity and real estate funds.
- Performance Fee Eligible AUM reached $249.6 billion at quarter end, up 22% year-over-year, despite significant realizations in the Real Estate and Private Equity segments.
  - Consistently strong fundraising drove an 88% year-over-year increase in Performance Fee Eligible assets not yet invested to $80.0 billion.

$80 billion 4Q'15 Total Dry Powder



$14.8
$4.1
$37.4
$23.5
Private Equity
Real Estate
Hedge Fund Solutions
Credit

$250 billion Performance Fee Eligible AUM



$181.0
$205.1
$249.6
$43.1
$25.8
$112.1
$42.5
$12.9
$149.6
$80.0
$25.8
$143.8
Uninvested
Not Currently Earning Performance Fees
Currently Earning Performance Fees
4Q'13
4Q'14
4Q'15

$46 billion Not Currently Earning Management Fees



$46.0
$23.7
$8.9
$12.0
Private Equity
Real Estate
Hedge Fund Solutions
Credit

Blackstone 9

At December 31, 2015, Blackstone had $4.2 billion in total cash, corporate treasury and liquid investments and $9.5 billion of total net value, or $8.01 per DE unit. As of year-end, Blackstone had no net debt and maintained its A+/A+ ratings. Balance Sheet Highlights Balance Sheet Highlights are preliminary, and exclude the consolidated Blackstone funds. Liquid Investments are primarily Blackstone investments in Hedge Fund Solutions and non-drawdown Credit. Illiquid Investments include Blackstone investments in Private Equity, Real Estate and Other, which were $803 million, $945 million, and $262 million, respectively, as of December 31, 2015, $935 million, $1.2 billion, and $288 million, respectively, as of December 31, 2014 and $963 million, $1.5 billion, and $291 million, respectively, as of December 31, 2013. Cash and Investments per unit amounts are calculated using period end DE Units Outstanding (see page 30, Unit Rollforward). (Dollars in Millions) 4Q’15 Cash and Cash Equivalents $ 1,837 Treasury Cash Management Strategies 2,226 Liquid Investments 160 Illiquid Investments 2,010 Net Accrued Performance Fees 3,251 Total Net Value $ 9,484 Outstanding Bonds (at par) $ 2,813 A+/A+ rated by S&P and Fitch $1.1 billion undrawn credit revolver with May 2019 maturity $4.2 billion total cash, corporate treasury and liquid investments Cash and Investments Net Performance Fees Total Cash and Liquids Illiquids $8.01 $9.05 $7.29

Net Accrued Performance Fees were $3.3 billion ($2.75/unit) despite high Net Realized Performance Fees of $2.5 billion during the year. Realized 55% of the $4.6 billion Net Accrued Performance Fees balance from one year prior. Net Realized Performance Fees grew 41% since the fourth quarter of 2014, primarily driven by increased realizations in Private Equity and Real Estate. Performance Fees Net Realized Performance Fees (Dollars in Millions) $1,787 $2,521 $960 Net Accrued Performance Fees (Dollars in Millions) $4,552 $3,251 $3,400 Private Equity Real Estate Credit Hedge Fund Solutions $3.3 billion Net Accrued Performance Fees 59% Net Accrued Performance Fees Related to Publics/Pending Exits $2.5 billion FY’15 Net Realized Performance Fees

GAAP Statement of Operations

(Dollars in Thousands, Except per Unit Data) (Unaudited)	4Q'14	4Q'15	% Change vs. 4Q'14	FY'14	FY'15	% Change vs. FY'14
Revenues						
Management and Advisory Fees, Net	$ 663,620	$ 648,009	(2)%	$ 2,497,252	$ 2,542,505	2%
Performance Fees						
Realized Carried Interest	836,124	625,024	(25)%	2,450,082	3,205,290	31%
Realized Incentive Fees	130,262	82,463	(37)%	249,005	193,238	(22)%
Unrealized Carried Interest	491,743	(471,164)	n/m	1,704,924	(1,595,174)	n/m
Unrealized Incentive Fees	(142,458)	(42,962)	(70)%	(29,749)	(6,688)	(78)%
Total Performance Fees	1,315,671	193,361	(85)%	4,374,262	1,796,666	(59)%
Investment Income (Loss)						
Realized	63,857	109,466	71%	523,735	555,171	6%
Unrealized	(52,489)	(88,505)	69%	10,265	(350,529)	n/m
Total Investment Income	11,368	20,961	84%	534,000	204,642	(62)%
Interest and Dividend Revenue	22,293	24,828	11%	69,809	94,957	36%
Other	7,822	10,260	31%	9,405	7,782	(17)%
Total Revenues	**2,020,774**	**897,419**	**(56)%**	**7,484,728**	**4,646,552**	**(38)%**
Expenses						
Compensation and Benefits						
Compensation	357,783	299,958	(16)%	1,868,868	1,726,191	(8)%
Performance Fee Compensation						
Realized Carried Interest	219,941	165,722	(25)%	815,643	793,801	(3)%
Realized Incentive Fees	48,926	36,819	(25)%	110,099	85,945	(22)%
Unrealized Carried Interest	59,879	(107,820)	n/m	379,037	(312,696)	n/m
Unrealized Incentive Fees	(58,497)	(18,940)	(68)%	(19,276)	(2,490)	(87)%
Total Compensation and Benefits	628,032	375,739	(40)%	3,154,371	2,290,751	(27)%
General, Administrative and Other	149,402	139,607	(7)%	549,463	576,103	5%
Interest Expense	35,395	38,878	10%	121,524	144,522	19%
Fund Expenses	10,257	21,095	106%	30,498	97,940	221%
Total Expenses	**823,086**	**575,319**	**(30)%**	**3,855,856**	**3,109,316**	**(19)%**
Other Income						
Reversal of Tax Receivable Agreement Liability	-	82,707	n/m	-	82,707	n/m
Net Gains from Fund Investment Activities	140,432	17,661	(87)%	357,854	176,364	(51)%
Income Before Provision for Taxes	$ 1,338,120	$ 422,468	(68)%	$ 3,986,726	$ 1,796,307	(55)%
Provision for Taxes	74,686	46,230	(38)%	291,173	190,398	(35)%
Net Income	$ 1,263,434	$ 376,238	(70)%	$ 3,695,553	$ 1,605,909	(57)%
Net Income Attributable to Redeemable Non-Controlling Interests in Consolidated Entities	**29,844**	**2,358**	**(92)%**	**74,794**	**11,145**	**(85)%**
Net Income Attributable to Non-Controlling Interests in Consolidated Entities	**95,557**	**22,276**	**(77)%**	**335,070**	**201,459**	**(40)%**
Net Income Attributable to Non-Controlling Interests in Blackstone Holdings	**586,582**	**150,734**	**(74)%**	**1,701,100**	**683,516**	**(60)%**
Net Income Attributable to The Blackstone Group L.P. ("BX")	$ 551,451	$ 200,870	(64)%	$ 1,584,589	$ 709,789	(55)%
Net Income per Common Unit, Basic	**$ 0.90**	**$ 0.31**	**(66)%**	**$ 2.60**	**$ 1.12**	**(57)%**
Net Income per Common Unit, Diluted	**$ 0.89**	**$ 0.23**	**(74)%**	**$ 2.58**	**$ 1.04**	**(60)%**

Blackstone 12

Appendix

Total Segments

(Dollars in Thousands)	4Q'14	1Q'15	2Q'15	3Q'15	4Q'15	FY'14	FY'15
Revenues							
Management and Advisory Fees, Net							
Base Management Fees	$ 508,588	$ 516,397	$ 516,492	$ 564,287	$ 599,407	$ 1,987,529	$ 2,196,583
Advisory Fees	151,837	84,238	76,998	146,153	742	420,845	308,131
Transaction and Other Fees, Net	46,446	37,073	11,728	32,403	72,481	246,437	153,685
Management Fee Offsets	(27,146)	(17,945)	(18,434)	(34,176)	(22,939)	(86,771)	(93,494)
Total Management and Advisory Fees, Net	679,725	619,763	586,784	708,667	649,691	2,568,040	2,564,905
Performance Fees							
Realized Carried Interest	836,562	1,207,594	937,483	435,189	625,610	2,450,596	3,205,876
Realized Incentive Fees	131,777	29,670	47,819	34,785	82,472	261,745	194,746
Unrealized Carried Interest	495,935	373,852	(441,949)	(1,055,977)	(471,222)	1,708,961	(1,595,296)
Unrealized Incentive Fees	(140,936)	62,620	26,311	(53,346)	(42,834)	(29,425)	(7,249)
Total Performance Fees	1,323,338	1,673,736	569,664	(639,349)	194,026	4,391,877	1,798,077
Investment Income (Loss)							
Realized	153,477	107,792	136,497	87,526	86,993	543,425	418,808
Unrealized	(55,053)	81,849	(125,723)	(223,657)	(98,428)	(71,797)	(365,959)
Total Investment Income (Loss)	98,424	189,641	10,774	(136,131)	(11,435)	471,628	52,849
Interest Income and Dividend Revenue	28,303	30,451	31,026	35,459	34,665	96,344	131,601
Other	7,823	(4,872)	3,973	(841)	10,240	9,405	8,500
Total Revenues	**2,137,613**	**2,508,719**	**1,202,221**	**(32,195)**	**877,187**	**7,537,294**	**4,555,932**
Expenses							
Compensation	199,525	329,838	289,352	329,575	240,454	1,153,511	1,189,219
Performance Fee Compensation							
Realized Carried Interest	219,941	292,248	238,032	97,799	165,721	815,643	793,800
Realized Incentive Fees	48,926	12,227	21,837	15,061	36,821	110,099	85,946
Unrealized Carried Interest	59,879	74,380	(50,559)	(228,697)	(107,820)	379,037	(312,696)
Unrealized Incentive Fees	(58,497)	24,961	6,131	(14,642)	(18,940)	(19,276)	(2,490)
Total Compensation and Benefits	469,774	733,654	504,793	199,096	316,236	2,439,014	1,753,779
Other Operating Expenses	137,457	143,282	168,401	157,565	155,109	553,782	624,357
Total Expenses	**607,231**	**876,936**	**673,194**	**356,661**	**471,345**	**2,992,796**	**2,378,136**
Economic Income (Loss)	**$ 1,530,382**	**$ 1,631,783**	**$ 529,027**	**$ (388,856)**	**$ 405,842**	**$ 4,544,498**	**$ 2,177,796**
Economic Net Income (Loss)	**$ 1,446,733**	**$ 1,622,064**	**$ 508,440**	**$ (415,926)**	**$ 435,691**	**$ 4,344,986**	**$ 2,150,269**
Fee Related Earnings	**$ 384,720**	**$ 180,624**	**$ 178,441**	**$ 265,667**	**$ 310,879**	**$ 1,003,007**	**$ 935,611**
Distributable Earnings	**$ 1,134,054**	**$ 1,240,207**	**$ 1,033,920**	**$ 691,534**	**$ 878,027**	**$ 3,063,958**	**$ 3,843,688**
Total Assets Under Management	$ 290,381,069	$ 310,451,289	$ 332,723,546	$ 333,925,521	$ 336,384,575	$ 290,381,069	$ 336,384,575
Fee-Earning Assets Under Management	$ 216,691,799	$ 223,511,700	$ 239,342,214	$ 240,939,356	$ 246,146,372	$ 216,691,799	$ 246,146,372
Weighted Average Fee-Earning AUM	$ 215,196,253	$ 218,241,987	$ 237,576,488	$ 239,786,680	$ 242,942,380	$ 212,324,209	$ 240,378,333
LP Capital Invested	$ 7,810,098	$ 4,765,536	$ 4,814,362	$ 6,145,446	$ 14,779,702	$ 24,369,501	$ 30,505,046
Total Capital Invested	$ 8,090,350	$ 5,052,370	$ 5,048,058	$ 6,507,371	$ 15,747,511	$ 26,375,960	$ 32,355,310

Blackstone 14

Private Equity

(Dollars in Thousands)	4Q'14	1Q'15	2Q'15	3Q'15	4Q'15	FY'14	FY'15
Revenues							
Management Fees, Net							
Base Management Fees	$ 105,817	$ 108,383	$ 121,918	$ 128,452	$ 143,887	$ 415,841	$ 502,640
Advisory Fees	3,369	2,429	4,843	2,547	742	21,903	10,561
Transaction and Other Fees, Net	15,182	20,359	(11,842)	9,359	18,382	135,718	36,258
Management Fee Offsets	(7,350)	(4,949)	(9,028)	(12,262)	(10,521)	(19,146)	(36,760)
Total Management Fees, Net	117,018	126,222	105,891	128,096	152,490	554,316	512,699
Performance Fees							
Realized Carried Interest	297,290	382,978	546,575	214,532	330,902	754,402	1,474,987
Unrealized Carried Interest	457,098	566,822	(305,573)	(809,363)	(169,841)	1,222,828	(717,955)
Total Performance Fees	754,388	949,800	241,002	(594,831)	161,061	1,977,230	757,032
Investment Income (Loss)							
Realized	46,951	44,816	50,258	46,917	47,658	202,719	189,649
Unrealized	(19,789)	31,487	(22,301)	(110,689)	(14,835)	(23,914)	(116,338)
Total Investment Income (Loss)	27,162	76,303	27,957	(63,772)	32,823	178,805	73,311
Interest Income and Dividend Revenue	6,742	7,618	7,669	8,119	9,812	21,993	33,218
Other	2,991	(1,825)	2,515	471	4,693	6,569	5,854
Total Revenues	**908,301**	**1,158,118**	**385,034**	**(521,917)**	**360,879**	**2,738,913**	**1,382,114**
Expenses							
Compensation	52,098	71,072	68,106	70,419	70,651	280,499	280,248
Performance Fee Compensation							
Realized Carried Interest	36,958	39,482	106,502	16,303	94,635	266,393	256,922
Unrealized Carried Interest	77,966	178,120	(25,574)	(141,448)	(21,270)	210,446	(10,172)
Total Compensation and Benefits	167,022	288,674	149,034	(54,726)	144,016	757,338	526,998
Other Operating Expenses	36,752	38,875	62,571	43,812	53,900	143,562	199,158
Total Expenses	**203,774**	**327,549**	**211,605**	**(10,914)**	**197,916**	**900,900**	**726,156**
Economic Income (Loss)	**$ 704,527**	**$ 830,569**	**$ 173,429**	**$ (511,003)**	**$ 162,963**	**$ 1,838,013**	**$ 655,958**
Total Assets Under Management	$ 73,073,252	$ 76,327,189	$ 92,026,337	$ 91,490,669	$ 94,280,074	$ 73,073,252	$ 94,280,074
Fee-Earning Assets Under Management	$ 43,890,167	$ 49,342,211	$ 49,537,189	$ 50,560,404	$ 51,451,196	$ 43,890,167	$ 51,451,196
Weighted Average Fee-Earning AUM	$ 42,899,791	$ 45,051,839	$ 49,925,744	$ 50,268,174	$ 51,185,170	$ 44,178,572	$ 51,008,387
LP Capital Invested	$ 3,459,063	$ 2,374,599	$ 1,800,854	$ 1,535,702	$ 4,508,023	$ 9,623,273	$ 10,219,178
Total Capital Invested	$ 3,593,887	$ 2,517,769	$ 1,949,748	$ 1,677,876	$ 5,270,078	$ 11,196,998	$ 11,415,471

Note: As a result of the spin-off on October 1, 2015 of Blackstone's Financial Advisory business, which did not include Blackstone's capital markets services business, the results of Blackstone's capital markets services business were reclassified from the Financial Advisory segment to the Private Equity segment. All prior periods have been recast to reflect this reclassification. Please see Blackstone's 4Q'15 Supplemental Financial Data available at www.blackstone.com for additional historical periods.

Blackstone 15

Real Estate

(Dollars in Thousands)	4Q'14	1Q'15	2Q'15	3Q'15	4Q'15	FY'14	FY'15
Revenues							
Management Fees, Net							
Base Management Fees	$ 156,208	$ 152,348	$ 140,743	$ 175,710	$ 199,774	$ 628,502	$ 668,575
Transaction and Other Fees, Net	26,220	15,216	21,510	21,390	52,461	91,610	110,577
Management Fee Offsets	(8,540)	(4,866)	(5,428)	(10,147)	(6,399)	(34,443)	(26,840)
Total Management Fees, Net	173,888	162,698	156,825	186,953	245,836	685,669	752,312
Performance Fees							
Realized Carried Interest	526,041	811,249	363,983	169,051	290,450	1,487,762	1,634,733
Realized Incentive Fees	4,296	723	1,220	3,879	11,331	11,499	17,153
Unrealized Carried Interest	77,173	(181,019)	(188,608)	(128,854)	(182,061)	524,046	(680,542)
Unrealized Incentive Fees	(4,401)	6,069	3,935	2,784	8,014	(5,521)	20,802
Total Performance Fees	603,109	637,022	180,530	46,860	127,734	2,017,786	992,146
Investment Income (Loss)							
Realized	105,901	71,344	85,432	39,821	38,985	309,095	235,582
Unrealized	(28,364)	37,510	(107,691)	(95,382)	(66,326)	(58,930)	(231,889)
Total Investment Income (Loss)	77,537	108,854	(22,259)	(55,561)	(27,341)	250,165	3,693
Interest Income and Dividend Revenue	8,943	9,997	10,259	11,057	12,677	30,197	43,990
Other	1,788	(3,977)	1,077	(938)	2,416	2,863	(1,422)
Total Revenues	**865,265**	**914,594**	**326,432**	**188,371**	**361,322**	**2,986,680**	**1,790,719**
Expenses							
Compensation	69,916	84,834	79,484	99,255	94,808	326,317	358,381
Performance Fee Compensation							
Realized Carried Interest	173,534	246,496	116,168	52,546	68,827	432,996	484,037
Realized Incentive Fees	2,323	356	671	1,838	5,813	5,980	8,678
Unrealized Carried Interest	4,061	(98,084)	(50,559)	(23,018)	(24,686)	197,174	(196,347)
Unrealized Incentive Fees	(2,227)	2,575	230	5,215	797	(2,751)	8,817
Total Compensation and Benefits	247,607	236,177	145,994	135,836	145,559	959,716	663,566
Other Operating Expenses	40,296	40,143	43,346	42,050	53,636	146,083	179,175
Total Expenses	**287,903**	**276,320**	**189,340**	**177,886**	**199,195**	**1,105,799**	**842,741**
Economic Income	**$ 577,362**	**$ 638,274**	**$ 137,092**	**$ 10,485**	**$ 162,127**	**$ 1,880,881**	**$ 947,978**
Total Assets Under Management	$ 80,863,187	$ 92,785,658	$ 91,578,634	$ 93,187,556	$ 93,917,824	$ 80,863,187	$ 93,917,824
Fee-Earning Assets Under Management	$ 52,563,068	$ 50,783,247	$ 62,683,857	$ 64,858,622	$ 67,345,357	$ 52,563,068	$ 67,345,357
Weighted Average Fee-Earning AUM	$ 52,236,610	$ 51,671,739	$ 60,939,868	$ 63,492,663	$ 65,356,567	$ 53,589,873	$ 63,722,064
LP Capital Invested	$ 3,478,850	$ 1,443,163	$ 2,963,609	$ 4,118,952	$ 7,733,638	$ 11,235,142	$ 16,259,362
Total Capital Invested	$ 3,584,035	$ 1,405,603	$ 3,035,837	$ 4,326,151	$ 7,835,881	$ 11,530,152	$ 16,603,472

Blackstone 16

Hedge Fund Solutions

(Dollars in Thousands)	4Q'14	1Q'15	2Q'15	3Q'15	4Q'15	FY'14	FY'15
Revenues							
Management Fees, Net							
Base Management Fees	$ 125,105	$ 130,637	$ 130,216	$ 133,592	$ 129,941	$ 482,981	$ 524,386
Transaction and Other Fees, Net	189	25	-	219	73	569	317
Management Fee Offsets	(929)	(280)	(608)	(507)	1,566	(5,014)	171
Total Management Fees, Net	124,365	130,382	129,608	133,304	131,580	478,536	524,874
Performance Fees							
Realized Incentive Fees	86,028	10,516	16,915	2,783	37,983	140,529	68,197
Unrealized Carried Interest	-	-	8,014	(5,394)	(599)	-	2,021
Unrealized Incentive Fees	(74,993)	47,427	15,855	(29,711)	(41,655)	(879)	(8,084)
Total Performance Fees	11,035	57,943	40,784	(32,322)	(4,271)	139,650	62,134
Investment Income (Loss)							
Realized	(357)	(10,375)	(1,757)	(468)	(141)	21,550	(12,741)
Unrealized	812	4,483	2,032	(6,411)	(1,539)	5,132	(1,435)
Total Investment Income (Loss)	455	(5,892)	275	(6,879)	(1,680)	26,682	(14,176)
Interest Income and Dividend Revenue	3,389	3,949	3,970	4,136	5,219	11,114	17,274
Other	1,196	(1,607)	459	(66)	1,414	1,855	200
Total Revenues	**140,440**	**184,775**	**175,096**	**98,173**	**132,262**	**657,837**	**590,306**
Expenses							
Compensation	5,806	56,104	45,841	44,408	33,131	131,658	179,484
Performance Fee Compensation							
Realized Incentive Fees	23,950	3,470	8,711	(436)	15,410	42,451	27,155
Unrealized Carried Interest	-	-	4,077	(3,041)	(213)	-	823
Unrealized Incentive Fees	(27,064)	15,651	3,764	(7,011)	(15,316)	(273)	(2,912)
Total Compensation and Benefits	2,692	75,225	62,393	33,920	33,012	173,836	204,550
Other Operating Expenses	21,068	21,206	20,499	24,147	24,220	86,129	90,072
Total Expenses	**23,760**	**96,431**	**82,892**	**58,067**	**57,232**	**259,965**	**294,622**
Economic Income	**$ 116,680**	**$ 88,344**	**$ 92,204**	**$ 40,106**	**$ 75,030**	**$ 397,872**	**$ 295,684**
Total Assets Under Management	$ 63,585,670	$ 66,378,908	$ 67,829,866	$ 68,405,948	$ 69,105,425	$ 63,585,670	$ 69,105,425
Fee-Earning Assets Under Management	$ 61,417,558	$ 64,114,498	$ 65,512,170	$ 65,182,338	$ 65,665,439	$ 61,417,558	$ 65,665,439
Weighted Average Fee-Earning AUM	$ 61,730,313	$ 62,910,553	$ 65,453,883	$ 65,782,066	$ 65,802,335	$ 58,548,866	$ 65,203,649
LP Capital Invested	$ 25,489	$ 133,351	$ 2,131	$ 66,427	$ 41,332	$ 854,128	$ 243,241
Total Capital Invested	$ 12,137	$ 139,223	$ 2,136	$ 71,132	$ 39,877	$ 898,557	$ 252,368

Blackstone 17

Credit

(Dollars in Thousands)	4Q'14	1Q'15	2Q'15	3Q'15	4Q'15	FY'14	FY'15
Revenues							
Management Fees, Net							
Base Management Fees	$ 121,458	$ 125,029	$ 123,615	$ 126,533	$ 125,805	$ 460,205	$ 500,982
Transaction and Other Fees, Net	4,728	1,457	2,060	1,289	1,565	18,161	6,371
Management Fee Offsets	(10,327)	(7,850)	(3,370)	(11,260)	(7,585)	(28,168)	(30,065)
Total Management Fees, Net	115,859	118,636	122,305	116,562	119,785	450,198	477,288
Performance Fees							
Realized Carried Interest	13,231	13,367	26,925	51,606	4,258	208,432	96,156
Realized Incentive Fees	41,453	18,431	29,684	28,123	33,158	109,717	109,396
Unrealized Carried Interest	(38,336)	(11,951)	44,218	(112,366)	(118,721)	(37,913)	(198,820)
Unrealized Incentive Fees	(61,542)	9,124	6,521	(26,419)	(9,193)	(23,025)	(19,967)
Total Performance Fees	(45,194)	28,971	107,348	(59,056)	(90,498)	257,211	(13,235)
Investment Income (Loss)							
Realized	1,020	2,237	2,723	1,735	491	9,354	7,186
Unrealized	(7,437)	6,887	2,760	(10,177)	(15,728)	5,055	(16,258)
Total Investment Income (Loss)	(6,417)	9,124	5,483	(8,442)	(15,237)	14,409	(9,072)
Interest Income and Dividend Revenue	6,319	5,651	5,938	6,053	6,957	23,040	24,599
Other	1,557	3,493	34	(73)	1,717	(2,310)	5,171
Total Revenues	**72,124**	**165,875**	**241,108**	**55,044**	**22,724**	**742,548**	**484,751**
Expenses							
Compensation	31,261	49,877	47,124	51,324	41,864	188,200	190,189
Performance Fee Compensation							
Realized Carried Interest	9,449	6,270	15,362	28,950	2,259	116,254	52,841
Realized Incentive Fees	22,653	8,401	12,455	13,659	15,598	61,668	50,113
Unrealized Carried Interest	(22,148)	(5,656)	21,497	(61,190)	(61,651)	(28,583)	(107,000)
Unrealized Incentive Fees	(29,206)	6,735	2,137	(12,846)	(4,421)	(16,252)	(8,395)
Total Compensation and Benefits	12,009	65,627	98,575	19,897	(6,351)	321,287	177,748
Other Operating Expenses	14,666	21,836	23,539	24,898	23,353	90,524	93,626
Total Expenses	**26,675**	**87,463**	**122,114**	**44,795**	**17,002**	**411,811**	**271,374**
Economic Income	$ 45,449	$ 78,412	$ 118,994	$ 10,249	$ 5,722	$ 330,737	$ 213,377
Total Assets Under Management	$ 72,858,960	$ 74,959,534	$ 81,288,709	$ 80,841,348	$ 79,081,252	$ 72,858,960	$ 79,081,252
Fee-Earning Assets Under Management	$ 58,821,006	$ 59,271,744	$ 61,608,998	$ 60,337,992	$ 61,684,380	$ 58,821,006	$ 61,684,380
Weighted Average Fee-Earning AUM	$ 58,329,539	$ 58,607,856	$ 61,256,993	$ 60,243,777	$ 60,598,308	$ 56,006,898	$ 60,444,233
LP Capital Invested	$ 846,696	$ 814,423	$ 47,768	$ 424,365	$ 2,496,709	$ 2,656,958	$ 3,783,265
Total Capital Invested	$ 900,291	$ 989,775	$ 60,337	$ 432,212	$ 2,601,675	$ 2,750,253	$ 4,083,999

Blackstone 18

Financial Advisory

(Dollars in Thousands)	4Q'14	1Q'15	2Q'15	3Q'15	4Q'15	FY'14	FY'15
Revenues							
Advisory Fees	$ 148,468	$ 81,809	$ 72,155	$ 143,606	$ -	$ 398,942	$ 297,570
Transaction and Other Fees, Net	127	16	-	146	-	379	162
Total Advisory and Transaction Fees	148,595	81,825	72,155	143,752	-	399,321	297,732
Investment Income (Loss)							
Realized	(38)	(230)	(159)	(479)	-	707	(868)
Unrealized	(275)	1,482	(523)	(998)	-	860	(39)
Total Investment Income (Loss)	(313)	1,252	(682)	(1,477)	-	1,567	(907)
Interest Income and Dividend Revenue	2,910	3,236	3,190	6,094	-	10,000	12,520
Other	291	(956)	(112)	(235)	-	428	(1,303)
Total Revenues	**151,483**	**85,357**	**74,551**	**148,134**	**-**	**411,316**	**308,042**
Expenses							
Compensation	40,444	67,951	48,797	64,169	-	226,837	180,917
Total Compensation and Benefits	40,444	67,951	48,797	64,169	-	226,837	180,917
Other Operating Expenses	24,675	21,222	18,446	22,658	-	87,484	62,326
Total Expenses	**65,119**	**89,173**	**67,243**	**86,827**	**-**	**314,321**	**243,243**
Economic Income (Loss)	**$ 86,364**	**$ (3,816)**	**$ 7,308**	**$ 61,307**	**$ -**	**$ 96,995**	**$ 64,799**

Note: As a result of the spin-off on October 1, 2015 of Blackstone's Financial Advisory business, which did not include Blackstone's capital markets services business, the results of Blackstone's capital markets services business were reclassified from the Financial Advisory segment to the Private Equity segment. All prior periods have been recast to reflect this reclassification. Please see Blackstone's 4Q'15 Supplemental Financial Data available at www.blackstone.com for additional historical periods.

Blackstone 19

Unitholder Distribution

- Generated $0.72 of Distributable Earnings per common unit during the quarter, bringing the full year amount to $3.23 per common unit, up 29% compared to the same period last year.
- Declared a quarterly distribution of $0.61 per common unit to record holders as of February 8, 2016; payable on February 16, 2016.

(Dollars in Thousands, Except per Unit Data)	4Q'14	1Q'15	2Q'15	3Q'15	4Q'15	% Change vs. 4Q'14	FY'14	FY'15	% Change vs. FY'14
Distributable Earnings ("DE")	$ 1,134,054	$ 1,240,207	$ 1,033,920	$ 691,534	$ 878,027	(23)%	$ 3,063,958	$ 3,843,688	25%
Add: Other Payables Attributable to Common Unitholders	87,977	7,288	-	-	26,918	(69)%	207,424	34,206	(84)%
DE before Certain Payables	1,222,031	1,247,495	1,033,920	691,534	904,945	(26)%	3,271,382	3,877,894	19%
Percent to Common Unitholders	53%	53%	54%	54%	54%		53%	54%	
DE before Certain Payables Attributable to Common Unitholders	650,899	663,608	554,120	370,902	487,075	(25)%	1,733,702	2,075,705	20%
Less: Other Payables Attributable to Common Unitholders	(87,977)	(7,288)	-	-	(26,918)	(69)%	(207,424)	(34,206)	(84)%
DE Attributable to Common Unitholders	562,922	656,320	554,120	370,902	460,157	(18)%	1,526,278	2,041,499	34%
DE per Common Unit	***$ 0.92***	***$ 1.05***	***$ 0.88***	***$ 0.58***	***$ 0.72***	***(22)%***	***$ 2.51***	***$ 3.23***	***29%***
Less: Retained Capital per Common Unit	*$ (0.14)*	*$ (0.16)*	*$ (0.14)*	*$ (0.09)*	*$ (0.11)*	*(21)%*	*$ (0.39)*	*$ (0.50)*	*28%*
Actual Distribution per Common Unit	*$ 0.78*	*$ 0.89*	*$ 0.74*	*$ 0.49*	*$ 0.61*	*(22)%*	*$ 2.12*	*$ 2.73*	*29%*
Record Date					Feb 8, 2016				
Payable Date					Feb 16, 2016				

A detailed description of Blackstone's distribution policy and the definition of Distributable Earnings can be found on page 31, Definitions and Distribution Policy. DE before Certain Payables represents Distributable Earnings before the deduction for the Payable Under Tax Receivable Agreement and tax expense (benefit) of wholly owned subsidiaries. Per Unit calculations are based on end of period Total Common Units Outstanding (page 30, Unit Rollforward); actual distributions are paid to unitholders as of the applicable record date. For the periods presented, Net Cash Available for Distribution per Common Unit equals the Actual Distribution per Common Unit. Retained capital is withheld pro-rata from common and Blackstone Holdings Partnership unitholders. Common unitholders' share was $70.1 million for 4Q'15 and $315.7 million for FY'15.

Blackstone 20

Fee-Earning Assets Under Management

4Q'15 Fee-Earning AUM Rollforward

(Dollars in Millions)

	Private Equity	Real Estate	Hedge Fund Solutions	Credit	Total
3Q'15	$ 50,560	$ 64,859	$ 65,182	$ 60,338	$ 240,939
Inflows	2,404	4,783	2,029	5,244	14,460
Outflows	(299)	(31)	(1,476)	(1,113)	(2,918)
Realizations	(1,327)	(2,101)	(138)	(1,239)	(4,805)
Net Inflows	778	2,651	416	2,892	6,737
Market Activity	113	(164)	67	(1,546)	(1,530)
4Q'15	$ 51,451	$ 67,345	$ 65,665	$ 61,684	$ 246,146
QoQ Increase	*2%*	*4%*	*1%*	*2%*	*2%*

FY'15 Fee-Earning AUM Rollforward

(Dollars in Millions)

	Private Equity	Real Estate	Hedge Fund Solutions	Credit	Total
4Q'14	$ 43,890	$ 52,563	$ 61,418	$ 58,821	$ 216,692
Inflows	13,882	27,698	9,667	17,310	68,558
Outflows	(1,395)	(4,166)	(5,430)	(5,712)	(16,702)
Realizations	(5,107)	(8,514)	(517)	(6,318)	(20,455)
Net Inflows	7,381	15,019	3,721	5,281	31,401
Market Activity	180	(237)	527	(2,417)	(1,946)
4Q'15	$ 51,451	$ 67,345	$ 65,665	$ 61,684	$ 246,146
YoY Increase	*17%*	*28%*	*7%*	*5%*	*14%*

4Q'15 Highlights

Private Equity

- **Inflows:** Tactical Opportunities platform ($1.1 billion); Blackstone Total Alternative Solutions ($852 million); Strategic Partners ($383 million).
- **Realizations:** BCP V sales of AVINTIV and Freescale; BCP IV/BCOM sale of SunGard; Strategic Partners realizations across the platform.

Real Estate

- **Inflows:** BPP U.S. co-investment ($2.0 billion); BPP U.S. ($911 million); BPP International ($567 million); BREP VII ($420 million); BREP co-investment ($400 million).
- **Realizations:** BREP Global and European opportunistic platforms ($1.3 billion); BREDS ($566 million).

Hedge Fund Solutions

- **Inflows:** Individual investor and specialized solutions ($1.3 billion); customized solutions ($636 million); commingled products ($115 million).
- **Outflows:** Driven by investors' liquidity needs and certain strategic shifts in their programs.

Credit

- **Inflows:** Drawdown funds ($2.2 billion); BDCs ($1.1 billion); new CLO products ($857 million); Hedge Fund Strategies ($613 million).
- **Outflows:** Hedge Fund Strategies ($387 million); BDCs ($379 million); long only funds ($347 million).
- **Realizations:** Returns to CLO investors ($663 million); mezzanine funds ($276 million); BDCs ($182 million).

Inflows include contributions, capital raised, other increases in available capital, purchases and acquisitions. Outflows represent redemptions, client withdrawals and other decreases in available capital. Realizations represent realizations from the disposition of assets. Market Activity represents gains (losses) on portfolio investments and impact of foreign exchange rate fluctuations.

Blackstone 21

Total Assets Under Management

4Q'15 Total AUM Rollforward

(Dollars in Millions)

	Private Equity	Real Estate	Hedge Fund Solutions	Credit	Total
3Q'15	$ 91,491	$ 93,188	$ 68,406	$ 80,841	$ 333,926
Inflows	5,151	4,610	2,352	3,418	15,532
Outflows	(185)	(73)	(1,537)	(1,174)	(2,968)
Realizations	(3,438)	(3,995)	(151)	(1,557)	(9,141)
Net Inflows	1,528	542	665	687	3,422
Market Activity	1,261	188	35	(2,447)	(963)
4Q'15	$ 94,280	$ 93,918	$ 69,105	$ 79,081	$ 336,385
QoQ Increase (Decrease)	*3%*	*1%*	*1%*	*(2)%*	*1%*

FY'15 Total AUM Rollforward

(Dollars in Millions)

	Private Equity	Real Estate	Hedge Fund Solutions	Credit	Total
4Q'14	$ 73,073	$ 80,863	$ 63,586	$ 72,859	$ 290,381
Inflows	30,035	29,474	11,041	23,035	93,585
Outflows	(407)	(342)	(5,559)	(6,373)	(12,681)
Realizations	(13,493)	(21,017)	(555)	(7,606)	(42,670)
Net Inflows	16,135	8,115	4,927	9,057	38,233
Market Activity	5,072	4,940	593	(2,834)	7,770
4Q'15	$ 94,280	$ 93,918	$ 69,105	$ 79,081	$ 336,385
YoY Increase	*29%*	*16%*	*9%*	*9%*	*16%*

4Q'15 Highlights

Private Equity

- **Inflows:** Tactical Opportunities platform ($1.5 billion); Strategic Partners ($1.4 billion); BCP VII ($1.2 billion); Blackstone Total Alternative Solutions ($886 million).
- **Realizations:** BCP V ($1.9 billion); Strategic Partners ($453 million); BCP IV ($226 million).

Real Estate

- **Inflows:** BPP co-investment ($2.1 billion); initial closing of third real estate debt strategies fund ($1.3 billion); BREP co-investment ($577 million).
- **Realizations:** BREP Global and European opportunistic platforms ($3.2 billion); BREP co-investment ($350 million); BREDS ($346 million).

Hedge Fund Solutions

- **Market Activity:** BAAM's Principal Solutions Composite up 0.4% gross (0.2% net) during the quarter and 2.9% gross (2.1% net) for the year.

Credit

- **Inflows:** Long only funds ($1.3 billion); BDCs ($1.1 billion); Hedge Fund Strategies ($427 million).
- **Market Activity:** Drawdown Funds ($790 million); BDCs ($683 million); Hedge Fund Strategies ($561 million).

Inflows include contributions, capital raised, other increases in available capital, purchases and acquisitions. Outflows represent redemptions, client withdrawals and other decreases in available capital. Realizations represent realizations from the disposition of assets. Market Activity represents gains (losses) on portfolio investments and impact of foreign exchange rate fluctuations.

Blackstone 22

Net Accrued Performance Fees

(Dollars in Millions, Except per Unit Data)	Net Accrued Performance Fees 3Q'15	4Q'15	4Q'15 Per Unit	QoQ Change
Private Equity				
BCP IV Carried Interest	$ 156	$ 144	$ 0.12	$ (12)
BCP V Carried Interest	486	288	0.24	(198)
BCP VI Carried Interest	303	359	0.30	56
BEP Carried Interest	59	48	0.04	(11)
Tactical Opportunities Carried Interest	42	52	0.04	10
BTAS Carried Interest	1	3	-	2
Strategic Partners Carried Interest	27	36	0.03	9
Other Carried Interest	1	1	-	-
Total Private Equity	**$ 1,075**	**$ 931**	**$ 0.79**	**$ (144)**
Real Estate				
BREP IV Carried Interest	26	20	0.02	(6)
BREP V Carried Interest	542	497	0.42	(45)
BREP VI Carried Interest	720	628	0.53	(92)
BREP VII Carried Interest	613	608	0.51	(5)
BREP VIII Carried Interest	3	7	0.01	4
BREP Europe III Carried Interest	195	186	0.16	(9)
BREP Europe IV Carried Interest	112	121	0.10	9
BREP Asia Carried Interest	48	54	0.05	6
BPP Carried Interest	24	28	0.02	4
BPP Incentive Fees	7	12	0.01	5
BREDS Carried Interest	14	12	0.01	(2)
BREDS Incentive Fees	5	6	0.01	1
Asia Platform Incentive Fees	7	7	0.01	-
Total Real Estate	**$ 2,316**	**$ 2,186**	**$ 1.85**	**$ (130)**
Hedge Fund Solutions				
Incentive Fees	38	38	0.03	-
Total Hedge Fund Solutions	**$ 38**	**$ 38**	**$ 0.03**	**$ -**
Credit				
Carried Interest	134	77	0.07	(57)
Incentive Fees	22	19	0.02	(3)
Total Credit	**$ 156**	**$ 96**	**$ 0.08**	**$ (60)**
Total Blackstone				
Carried Interest	3,506	3,169	2.68	(337)
Incentive Fees	79	82	0.07	3
Net Accrued Performance Fees	**$ 3,585**	**$ 3,251**	**$ 2.75**	**$ (334)**
Memo: Net Realized Performance Fees	*$ 31*	*$ 89*	*$ 0.08*	*$ 58*

$3.3 billion

Net Accrued Performance Fees at 4Q'15

$2.75 per unit

Net Accrued Performance Fees at 4Q'15

55%

of 4Q'14 Net Accrued Performance Fees realized in FY'15

Net Accrued Performance Fees are presented net of performance fee compensation and do not include clawback amounts, if any, which are disclosed in the 10-K/Q. Net Realized Performance Fees are included in DE. When these fees are received, the receivable is reduced without further impacting DE. Per Unit calculations are based on end of period DE Units Outstanding (see page 30, Unit Rollforward).

Blackstone 23

Investment Records as of December 31, 2015[a]

(Dollars in Thousands, Except Where Noted)	Committed Capital	Available Capital (b)	Unrealized Investments Value	Unrealized Investments MOIC (c)	Unrealized Investments % Public	Realized Investments Value	Realized Investments MOIC (c)	Total Investments Value	Total Investments MOIC (c)	Net IRRs (d) Realized	Net IRRs (d) Total
Private Equity											
BCP I (Oct 1987 / Oct 1993)	$ 859,081	$ -	$ -	n/a	-	$ 1,741,738	2.6x	$ 1,741,738	2.6x	19%	19%
BCP II (Oct 1993 / Aug 1997)	1,361,100	-	-	n/a	-	3,256,819	2.5x	3,256,819	2.5x	32%	32%
BCP III (Aug 1997 / Nov 2002)	3,967,422	-	-	n/a	-	9,184,688	2.3x	9,184,688	2.3x	14%	14%
BCOM (Jun 2000 / Jun 2006)	2,137,330	199,298	155,610	1.6x	71%	2,808,140	1.4x	2,963,750	1.4x	7%	6%
BCP IV (Nov 2002 / Dec 2005)	6,773,182	220,676	2,148,444	1.3x	30%	18,896,847	3.2x	21,045,291	2.8x	43%	36%
BCP V (Dec 2005 / Jan 2011)	21,025,483	1,261,713	11,213,593	1.5x	73%	25,866,084	2.0x	37,079,677	1.8x	11%	8%
BCP VI (Jan 2011 / Jan 2017)	15,186,676	3,437,279	14,546,246	1.3x	25%	2,010,281	1.9x	16,556,527	1.4x	51%	12%
BEP (Aug 2011 / Feb 2015)	2,439,096	208,049	2,694,285	1.3x	21%	539,484	2.0x	3,233,769	1.4x	57%	16%
BEP II (Feb 2015 / Feb 2021)	4,951,351	4,951,351	-	n/a	-	-	n/a	-	n/a	n/a	n/a
BCP VII (TBD)	18,000,000	18,000,000	-	n/a	-	-	n/a	-	n/a	n/a	n/a
Total Corporate Private Equity	**$ 76,700,721**	**$ 28,278,366**	**$ 30,758,178**	**1.4x**	**43%**	**$ 64,304,081**	**2.3x**	**$ 95,062,259**	**1.9x**	**19%**	**16%**
Tactical Opportunities	13,047,121	6,928,783	6,594,346	1.1x	5%	1,272,843	1.5x	7,867,189	1.2x	32%	12%
Strategic Partners I-V & Co-Investment	12,001,300	2,198,999	4,401,532	2.6x	-	12,857,614	1.3x	17,259,146	1.5x	n/a	14%
Strategic Partners VI	6,701,331	2,116,999	3,282,072	1.2x	-	334,323	0.2x	3,616,395	0.8x	n/a	63%
Other Funds and Co-Investment (e)	3,013,278	1,308,318	1,395,181	1.1x	35%	227,280	1.3x	1,622,461	1.1x	n/a	n/m
Total Private Equity	**$ 111,463,751**	**$ 40,831,465**	**$ 46,431,309**	**1.4x**	**30%**	**$ 78,996,141**	**1.9x**	**$ 125,427,450**	**1.7x**	**19%**	**15%**
Real Estate											
Dollar											
Pre-BREP	$ 140,714	$ -	$ -	n/a	-	$ 345,190	2.5x	$ 345,190	2.5x	33%	33%
BREP I (Sep 1994 / Oct 1996)	380,708	-	-	n/a	-	1,327,708	2.8x	1,327,708	2.8x	40%	40%
BREP II (Oct 1996 / Mar 1999)	1,198,339	-	-	n/a	-	2,531,613	2.1x	2,531,613	2.1x	19%	19%
BREP III (Apr 1999 / Apr 2003)	1,522,708	-	-	n/a	-	3,336,402	2.4x	3,336,402	2.4x	21%	21%
BREP IV (Apr 2003 / Dec 2005)	2,198,694	-	713,015	0.7x	14%	3,900,618	2.2x	4,613,633	1.7x	40%	13%
BREP V (Dec 2005 / Feb 2007)	5,539,418	-	4,440,351	2.3x	28%	8,393,813	2.2x	12,834,164	2.2x	13%	11%
BREP VI (Feb 2007 / Aug 2011)	11,059,523	584,008	7,592,592	2.1x	65%	17,662,251	2.4x	25,254,843	2.3x	15%	13%
BREP VII (Aug 2011 /Apr 2015)	13,490,570	2,565,752	16,088,059	1.6x	1%	8,031,818	1.9x	24,119,877	1.7x	33%	23%
BREP VIII (Apr 2015 / Oct 2020)	15,940,743	12,797,781	3,389,563	1.1x	-	-	n/a	3,389,563	1.1x	n/a	15%
Total Global BREP	**$ 51,471,417**	**$ 15,947,541**	**$ 32,223,580**	**1.6x**	**20%**	**$ 45,529,413**	**2.2x**	**$ 77,752,993**	**1.9x**	**22%**	**17%**
Euro											
BREP Int'l (Jan 2001 / Sep 2005)	€ 824,172	€ -	€ -	n/a	-	€ 1,366,154	2.1x	€ 1,366,154	2.1x	23%	23%
BREP Int'l II (Sep 2005 / Jun 2008)	1,629,748	54,138	520,843	1.1x	63%	1,714,266	1.8x	2,235,109	1.6x	8%	5%
BREP Europe III (Jun 2008 / Sep 2013)	3,205,140	471,643	3,380,172	1.9x	4%	2,496,255	2.2x	5,876,427	2.0x	24%	19%
BREP Europe IV (Sep 2013 / Mar 2019)	6,695,866	2,185,988	6,246,497	1.3x	-	405,114	1.4x	6,651,611	1.3x	33%	19%
Total Euro BREP	€ 12,354,926	€ 2,711,769	€ 10,147,512	1.4x	4%	€ 5,981,789	2.0x	€ 16,129,301	1.6x	16%	14%
BREP Co-Investment (f)	$ 6,109,088	$ -	$ 5,686,895	1.7x	66%	$ 6,156,862	2.3x	$ 11,843,757	1.9x	17%	16%
BREP Asia (Jun 2013 / Dec 2017)	5,078,300	2,781,959	2,939,592	1.3x	-	85,048	1.7x	3,024,640	1.3x	33%	13%
Total BREP	**$ 78,732,628**	**$ 21,675,024**	**$ 53,661,654**	**1.5x**	**20%**	**$ 59,746,625**	**2.2x**	**$ 113,408,279**	**1.8x**	**20%**	**16%**
BPP (g)	$ 10,323,584	$ 2,237,310	$ 9,029,698	1.1x	-	$ -	n/a	$ 9,029,698	1.1x	n/a	18%
BREDS (h)	$ 7,024,734	$ 2,549,256	$ 2,398,503	1.2x	-	$ 5,456,371	1.3x	$ 7,854,874	1.3x	13%	12%

Continued...

Blackstone 24

Investment Records as of December 31, 2015[a] – Continued

(Dollars in Thousands, Except Where Noted)	Committed Capital	Available Capital (b)	Unrealized Investments			Realized Investments		Total Investments		Net IRRs (d)	
			Value	MOIC (c)	% Public	Value	MOIC (c)	Value	MOIC (c)	Realized	Total
Hedge Fund Solutions											
BSCH (Dec 2013 / Jun 2020) (i)	$ 3,300,600	$ 3,015,378	$ 287,802	1.1x	-	$ 57,987	n/a	$ 345,789	1.3x	n/a	6%
BSCH Co-Investment	75,500	75,500	-	n/a	-	-	n/a	-	n/a	n/a	n/a
Total Hedge Fund Solutions	**$ 3,376,100**	**$ 3,090,878**	**$ 287,802**	**1.1x**	**-**	**$ 57,987**	**n/a**	**$ 345,789**	**1.3x**	**n/a**	**6%**
Credit (j)											
Mezzanine I (Jul 2007 / Oct 2011)	$ 2,000,000	$ 99,280	$ 457,313	1.7x	-	$ 4,396,393	1.6x	$ 4,853,706	1.6x	n/a	18%
Mezzanine II (Nov 2011 / Nov 2016)	4,120,000	2,001,026	2,806,501	1.1x	-	1,811,700	1.4x	4,618,201	1.2x	n/a	14%
Rescue Lending I (Sep 2009 / May 2013)	3,253,143	553,131	1,670,415	1.2x	-	4,092,198	1.5x	5,762,613	1.4x	n/a	12%
Rescue Lending II (Jun 2013 / Jun 2018)	5,125,000	2,973,619	2,286,253	1.0x	-	88,846	1.1x	2,375,099	1.0x	n/a	5%
Energy Select Opportunities (Nov 2015 / Nov 2018)	2,856,866	2,533,928	323,839	1.0x	-	-	n/a	323,839	1.0x	n/a	n/m
Euro											
European Senior Debt (Feb 2015 / Feb 2018)	€ 1,964,689	€ 3,411,806	€ 547,859	1.0x	-	€ 142,288	1.2x	€ 690,147	1.1x	n/a	n/m
Total Credit	**$ 19,621,419**	**$ 11,867,603**	**$ 8,139,805**	**1.1x**	**-**	**$ 10,546,606**	**1.5x**	**$ 18,686,411**	**1.3x**	**n/a**	**14%**

The returns presented herein represent those of the applicable Blackstone Funds and not those of The Blackstone Group L.P.

n/m Not meaningful.
n/a Not applicable.
(a) Preliminary.
(b) Available Capital represents total investable capital commitments, including side-by-side, adjusted for certain expenses and expired or recallable capital, less invested capital. This amount is not reduced by outstanding commitments to investments.
(c) Multiple of Invested Capital ("MOIC") represents carrying value, before management fees, expenses and Carried Interest, divided by invested capital.
(d) Net Internal Rate of Return ("IRR") represents the annualized inception to December 31, 2015 IRR on total invested capital based on realized proceeds and unrealized value, as applicable, after management fees, expenses and Carried Interest.
(e) Returns for Other Funds and Co-Invest are not meaningful as these funds have limited transaction activity.
(f) BREP Co-Investment represents co-investment capital raised for various BREP investments. The Net IRR reflected is calculated by aggregating each co-investment's realized proceeds and unrealized value, as applicable, after management fees, expenses and Carried Interest.
(g) BPP, or Blackstone Property Partners, are the core+ real estate funds which invest with a more modest risk profile and lower leverage.
(h) Excludes Capital Trust drawdown funds.
(i) BSCH is a permanent capital vehicle focused on acquiring strategic minority positions in alternative asset managers.
(j) The Total Investments MOIC for Mezzanine I, Mezzanine II, Rescue Lending I and Rescue Lending II Funds, excluding recycled capital during the investment period, was 2.0x, 1.4x, 1.6x and 1.1x, respectively. Funds presented represent the flagship credit drawdown funds only. The Total Credit Net IRR is the combined IRR of the six credit drawdown funds presented.

Blackstone 25

Reconciliation of GAAP to Non-GAAP Measures

(Dollars in Thousands)	4Q'14	1Q'15[m]	2Q'15	3Q'15	4Q'15	FY'14	FY'15
Net Income (Loss) Attributable to The Blackstone Group L.P.	$ 551,451	$ 629,448	$ 134,168	$ (254,697)	$ 200,870	$ 1,584,589	$ 709,789
Net Income (Loss) Attributable to Non-Controlling Interests in Blackstone Holdings	586,582	645,230	134,870	(247,318)	150,734	1,701,100	683,516
Net Income Attributable to Non-Controlling Interests in Consolidated Entities	95,557	81,796	66,716	30,671	22,276	335,070	201,459
Net Income (Loss) Attributable to Redeemable Non-Controlling Interests in Consolidated Entities	29,844	7,527	13,780	(12,520)	2,358	74,794	11,145
Net Income (Loss)	$ 1,263,434	$ 1,364,001	$ 349,534	$ (483,864)	$ 376,238	$ 3,695,553	$ 1,605,909
Provision for Taxes	74,686	99,344	43,251	1,573	46,230	291,173	190,398
Income (Loss) Before Provision for Taxes	$ 1,338,120	$ 1,463,345	$ 392,785	$ (482,291)	$ 422,468	$ 3,986,726	$ 1,796,307
Transaction-Related Charges[a]	291,550	231,862	192,018	80,962	(15,279)	856,382	489,563
Amortization of Intangibles[b]	26,113	25,899	24,720	30,624	23,287	111,254	104,530
(Income) Associated with Non-Controlling Interests of Consolidated Entities[c]	(125,401)	(89,323)	(80,496)	(18,151)	(24,634)	(409,864)	(212,604)
Economic Income (Loss)	$ 1,530,382	$ 1,631,783	$ 529,027	$ (388,856)	$ 405,842	$ 4,544,498	$ 2,177,796
Taxes[d]	(83,649)	(9,719)	(20,587)	(27,070)	29,849	(199,512)	(27,527)
Economic Net Income (Loss)	$ 1,446,733	$ 1,622,064	$ 508,440	$ (415,926)	$ 435,691	$ 4,344,986	$ 2,150,269
Taxes[d]	83,649	9,719	20,587	27,070	(29,849)	199,512	27,527
Performance Fee Adjustment[e]	(1,323,338)	(1,673,736)	(569,664)	639,349	(194,026)	(4,391,877)	(1,798,077)
Investment (Income) Loss Adjustment[f]	(98,424)	(189,641)	(10,774)	136,131	11,435	(471,628)	(52,849)
Net Interest Loss[g]	5,851	8,402	14,411	9,522	11,846	36,511	44,181
Performance Fee Compensation and Benefits Adjustment[h]	270,249	403,816	215,441	(130,479)	75,782	1,285,503	564,560
Fee Related Earnings	$ 384,720	$ 180,624	$ 178,441	$ 265,667	$ 310,879	$ 1,003,007	$ 935,611
Net Realized Performance Fees[i]	699,472	932,789	725,433	357,114	505,540	1,786,599	2,520,876
Realized Investment Income[j]	153,477	107,792	136,497	87,526	86,993	543,425	418,808
Net Interest (Loss)[g]	(5,851)	(8,402)	(14,411)	(9,522)	(11,846)	(36,511)	(44,181)
Taxes and Related Payables Including Payable Under Tax Receivable Agreement[k]	(108,456)	(16,994)	(20,587)	(27,070)	(25,819)	(280,788)	(90,470)
Equity-Based Compensation[l]	10,692	44,398	28,547	17,819	12,280	48,226	103,044
Distributable Earnings	$ 1,134,054	$ 1,240,207	$ 1,033,920	$ 691,534	$ 878,027	$ 3,063,958	$ 3,843,688
Interest Expense	34,154	38,853	45,437	44,981	46,511	132,855	175,782
Taxes and Related Payables Including Payable Under Tax Receivable Agreement[k]	108,456	16,994	20,587	27,070	25,819	280,788	90,470
Depreciation and Amortization	7,200	6,927	6,715	6,719	6,852	32,300	27,213
Adjusted EBITDA	$ 1,283,864	$ 1,302,981	$ 1,106,659	$ 770,304	$ 957,209	$ 3,509,901	$ 4,137,153

Notes on page 27.

Blackstone 26

Reconciliation of GAAP to Non-GAAP Measures – Notes Note: See page 31, Definitions and Distribution Policy. This adjustment adds back to Income (Loss) Before Provision (Benefit) for Taxes amounts for Transaction-Related Charges which include principally equity-based compensation charges associated with Blackstone’s initial public offering and long-term retention programs outside of annual deferred compensation and other corporate actions. This adjustment adds back to Income (Loss) Before Provision (Benefit) for Taxes amounts for the Amortization of Intangibles which are associated with Blackstone’s initial public offering and other corporate actions. This adjustment adds back to Income (Loss) Before Provision (Benefit) for Taxes the amount of (Income) Loss Associated with Non-Controlling Interests of Consolidated Entities and includes the amount of Management Fee Revenues associated with Consolidated CLO Entities. Taxes represent the current tax provision (benefit) calculated on Income (Loss) Before Provision (Benefit) for Taxes. This adjustment removes from EI the total segment amount of Performance Fees. This adjustment removes from EI the total segment amount of Investment Income (Loss). This adjustment represents Interest Income and Dividend Revenue less Interest Expense. This adjustment removes from expenses the compensation and benefit amounts related to Blackstone’s profit sharing plans related to Performance Fees. Represents the adjustment for realized Performance Fees net of corresponding actual amounts due under Blackstone’s profit sharing plans related thereto. Equals the sum of Net Realized Incentive Fees and Net Realized Carried Interest. Represents the adjustment for Blackstone’s Investment Income (Loss) - Realized. Taxes and Related Payables Including Payable Under Tax Receivable Agreement represent the current tax provision (benefit) calculated on Income (Loss) Before Provision (Benefit) for Taxes and the Payable Under Tax Receivable Agreement. Represents equity-based award expense included in EI, which excludes all transaction-related equity-based charges. Blackstone adopted new GAAP consolidation guidance in 2Q’15 which resulted in the deconsolidation of certain Blackstone Funds as of January 1, 2015. Adoption did not change Net Income Attributable to The Blackstone Group L.P. in 1Q’15, but did change Income Before Taxes, Net Income and Net Income Attributable to Non-Controlling and Redeemable Non-Controlling Interests in Consolidated Entities. Such amounts have been recast here from the amounts originally reported in 1Q’15.

Walkdown of Financial Metrics

(Dollars in Thousands, Except per Unit Data)	4Q'15 Results	4Q'15 Per Unit	FY'15 Results	FY'15 Per Unit
Base Management Fees	$ 599,407		$ 2,196,583	
Advisory Fees	742		308,131	
Transaction and Other Fees, Net	72,481		153,685	
Management Fee Offsets	(22,939)		(93,494)	
Other Revenue	10,240		8,500	
Compensation	(240,454)		(1,189,219)	
Non-Interest Operating Expenses	(108,598)		(448,575)	
Fee Related Earnings	**$ 310,879**	**$ 0.26**	**$ 935,611**	**$ 0.78**
Net Realized Incentive Fees	45,651		108,800	
Net Realized Carried Interest	459,889		2,412,076	
Realized Investment Income	86,993		418,808	
Net Interest (Loss)	(11,846)		(44,181)	
Taxes and Related Payables	(25,819)		(90,470)	
Equity-Based Compensation	12,280		103,044	
Distributable Earnings	**$ 878,027**	**$ 0.72**	**$ 3,843,688**	**$ 3.23**
Net Unrealized Incentive Fees	(23,894)		(4,759)	
Net Unrealized Carried Interest	(363,402)		(1,282,600)	
Unrealized Investment (Loss)	(98,428)		(365,959)	
Add Back: Related Payables	55,668		62,943	
Less: Equity-Based Compensation	(12,280)		(103,044)	
Economic Net Income	**$ 435,691**	**$ 0.37**	**$ 2,150,269**	**$ 1.82**

Fee Earnings

Distributable Earnings

Economic Net Income

See page 29, Walkdown of Financial Metrics – Calculation of Certain Non-GAAP Financial Metrics for the calculation of the amounts presented herein that are not the respective captions on page 14, Total Segments. 4Q'15 Fee Related Earnings per Unit is based on end of period DE Units Outstanding; 4Q'15 DE per Unit is based on DE attributable to Common Unit Holders (see page 20, Unitholder Distribution) and end of period Total Common Units Outstanding; and 4Q'15 ENI per Unit is based on Weighted-Average ENI Adjusted Units. FY'15 per Unit represents the sum of the last four quarters. See page 30, Unit Rollforward.

Blackstone 28

Walkdown of Financial Metrics – Calculation of Certain Non-GAAP Financial Metrics

(Dollars in Thousands)		4Q'15		FY'15
Other Operating Expenses	$	155,109	$	624,357
Less: Interest Expense		(46,511)		(175,782)
Non-Interest Operating Expenses	**$**	**108,598**	**$**	**448,575**
Realized Incentive Fees		82,472		194,746
Less: Realized Incentive Fee Compensation		(36,821)		(85,946)
Net Realized Incentive Fees	**$**	**45,651**	**$**	**108,800**
Realized Carried Interest		625,610		3,205,876
Less: Realized Carried Interest Compensation		(165,721)		(793,800)
Net Realized Carried Interest	**$**	**459,889**	**$**	**2,412,076**
Interest Income and Dividend Revenue		34,665		131,601
Less: Interest Expense		(46,511)		(175,782)
Net Interest (Loss)	**$**	**(11,846)**	**$**	**(44,181)**
Equity-Based Compensation [(a)]	**$**	**12,280**	**$**	**103,044**
Taxes and Related Payables [(b)]	**$**	**(25,819)**	**$**	**(90,470)**
Unrealized Incentive Fees		(42,834)		(7,249)
Less: Unrealized Incentive Fee Compensation		18,940		2,490
Net Unrealized Incentive Fees	**$**	**(23,894)**	**$**	**(4,759)**
Unrealized Carried Interest		(471,222)		(1,595,296)
Less: Unrealized Carried Interest Compensation		107,820		312,696
Net Unrealized Carried Interest	**$**	**(363,402)**	**$**	**(1,282,600)**
Related Payables [(c)]	**$**	**55,668**	**$**	**62,943**

Unless otherwise noted, all amounts are the respective captions from the Total Segment information.
(a) Represents equity-based award expense included in Economic Income, which excludes all transaction-related equity-based charges.
(b) See page 26, Reconciliation of GAAP to Non-GAAP Measures for this adjustment.
(c) Represents tax-related payables including the Payable Under Tax Receivable Agreement, which is a component of Taxes and Related Payables.

Blackstone 29

Unit Rollforward

	4Q'14	1Q'15	2Q'15	3Q'15	4Q'15
Total GAAP Weighted-Average Common Units Outstanding - Basic	615,492,620	625,276,969	631,881,205	638,832,799	641,134,086
Adjustments:					
Weighted-Average Unvested Deferred Restricted Common Units	6,843,140	5,955,072	2,311,444	-	1,794,046
Weighted-Average Blackstone Holdings Partnership Units	-	-	-	-	547,495,655
Total GAAP Weighted-Average Units Outstanding - Diluted	**622,335,760**	**631,232,041**	**634,192,649**	**638,832,799**	**1,190,423,787**
Adjustments:					
Weighted-Average Unvested Deferred Restricted Common Units	-	-	-	1,913,028	-
Weighted-Average Blackstone Holdings Partnership Units	536,973,966	548,837,150	555,641,388	550,983,910	-
Weighted-Average Economic Net Income Adjusted Units	**1,159,309,726**	**1,180,069,191**	**1,189,834,037**	**1,191,729,737**	**1,190,423,787**
Economic Net Income Adjusted Units, End of Period	**1,159,954,181**	**1,192,529,251**	**1,190,864,027**	**1,191,328,573**	**1,190,361,741**
Total Common Units Outstanding	611,480,457	625,985,058	630,414,455	635,440,608	637,410,828
Adjustments:					
Blackstone Holdings Partnership Units	536,543,970	550,783,119	545,861,003	549,317,005	546,844,892
Distributable Earnings Units Outstanding	**1,148,024,427**	**1,176,768,177**	**1,176,275,458**	**1,184,757,613**	**1,184,255,720**

Common Unitholders receive tax benefits from deductions taken by Blackstone's corporate tax paying subsidiaries and bear responsibility for the deduction from Distributable Earnings of the Payable Under Tax Receivable Agreement and certain other tax-related payables. Distributable Earnings Units Outstanding excludes units which are not entitled to distributions.

Blackstone 30

Definitions and Distribution Policy Blackstone discloses the following financial measures that are calculated and presented on the basis of methodologies other than in accordance with generally accepted accounting principles in the United States of America (“non-GAAP”) in this presentation: Blackstone uses Economic Income, or “EI”, as a key measure of value creation, a benchmark of its performance and in making resource deployment and compensation decisions across its five segments. EI represents segment net income before taxes excluding transaction-related charges. Transaction-related charges arise from Blackstone’s initial public offering (“IPO”) and long-term retention programs outside of annual deferred compensation and other corporate actions, including acquisitions. Transaction-related charges include equity-based compensation charges, the amortization of intangible assets and contingent consideration associated with acquisitions. EI presents revenues and expenses on a basis that deconsolidates the investment funds Blackstone manages. Economic Net Income, or “ENI”, represents EI adjusted to include current period taxes. Taxes represent the current tax provision (benefit) calculated on Income (Loss) Before Provision for Taxes. Blackstone uses Fee Related Earnings, or “FRE”, as a key measure to highlight earnings from operations excluding: (a) the income related to performance fees and related carry plan costs and (b) income earned from Blackstone’s investments in the Blackstone Funds. Blackstone uses FRE as a measure to assess whether recurring revenue from its businesses is sufficient to adequately cover all of its operating expenses and generate profits. FRE equals contractual fee revenues less (a) compensation expenses (which includes amortization of non-IPO and non-acquisition-related equity-based awards, but excludes amortization of IPO and acquisition-related equity-based awards, carried interest and incentive fee compensation), and (b) other non-interest operating expenses. Distributable Earnings, or “DE”, which is derived from Blackstone’s segment reported results, is a supplemental measure to assess performance and amounts available for distributions to Blackstone unitholders, including Blackstone personnel and others who are limited partners of the Blackstone Holdings partnerships. DE is intended to show the amount of net realized earnings without the effects of the consolidation of the Blackstone Funds. DE, which is a component of ENI, is the sum across all segments of: (a) Total Management and Advisory Fees, (b) Interest and Dividend Revenue, (c) Other Revenue, (d) Realized Performance Fees, and (e) Realized Investment Income (Loss); less (a) Compensation, excluding the expense of equity-based awards, (b) Realized Performance Fee Compensation, (c) Other Operating Expenses, and (d) Taxes and Related Payables Including the Payable Under Tax Receivable Agreement. DE is reconciled to Blackstone’s Consolidated Statement of Operations. Blackstone uses Adjusted Earnings Before Interest, Taxes and Depreciation and Amortization, or “Adjusted EBITDA”, which is derived from segment results, to assess its ability to service its borrowings. Adjusted EBITDA represents DE plus the addition of (a) Interest Expense, (b) Taxes and Related Payables Including Payable Under Tax Receivable Agreement, and (c) Depreciation and Amortization. Distribution Policy. Blackstone’s intention is to distribute quarterly approximately 85% of The Blackstone Group L.P.’s share of Distributable Earnings, subject to adjustment by amounts determined by Blackstone’s general partner to be necessary or appropriate to provide for the conduct of its business, to make appropriate investments in its business and funds, to comply with applicable law, any of its debt instruments or other agreements, or to provide for future cash requirements such as tax-related payments, clawback obligations and distributions to unitholders for any ensuing quarter. The amount to be distributed could also be adjusted upward in any one quarter. All of the foregoing is subject to the qualification that the declaration and payment of any distributions are at the sole discretion of Blackstone’s general partner and may change at any time, including, without limitation, to eliminate such distributions entirely.

Forward-Looking Statements This presentation may contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934 which reflect Blackstone’s current views with respect to, among other things, Blackstone’s operations and financial performance. You can identify these forward-looking statements by the use of words such as “outlook,” “indicator,” “believes,” “expects,” “potential,” “continues,” “may,” “will,” “should,” “seeks,” “approximately,” “predicts,” “intends,” “plans,” “estimates,” “anticipates” or the negative version of these words or other comparable words. Such forward-looking statements are subject to various risks and uncertainties. Accordingly, there are or will be important factors that could cause actual outcomes or results to differ materially from those indicated in these statements. Blackstone believes these factors include but are not limited to those described under the section entitled “Risk Factors” in its Annual Report on Form 10-K for the fiscal year ended December 31, 2014, as such factors may be updated from time to time in its periodic filings with the Securities and Exchange Commission, which are accessible on the SEC’s website at www.sec.gov. These factors should not be construed as exhaustive and should be read in conjunction with the other cautionary statements that are included in this presentation and in the filings. Blackstone undertakes no obligation to publicly update or review any forward-looking statement, whether as a result of new information, future developments or otherwise. This presentation does not constitute an offer of any Blackstone Fund.